UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2006
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

740 Lomas Santa Fe, Suite 210
Solana Beach, California 92075
(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

On June 28, 2006, Genius Products, Inc. (the “Company”), The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC entered into a Fourth Amendment to Master Contribution Agreement (the “Fourth Amendment”). The Fourth Amendment amends the Master Contribution Agreement, dated as of December 5, 2005 (the “Agreement”), as amended by the First Amendment to Master Contribution Agreement on March 15, 2006 (the “First Amendment”), the Second Amendment to Master Contribution Agreement on April 26, 2006 (the “Second Amendment”) and the Third Amendment to Master Contribution Agreement on May 30, 2006 (the “Third Amendment”), by and among the parties and changes the Outside Closing Date (as defined in Section 7.1(b)(i) of the Agreement) from June 30, 2006 to July 21, 2006.

The Fourth Amendment is furnished as an exhibit to this Report. The Agreement was originally filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005. The First Amendment was originally filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 16, 2006. The Second Amendment was originally filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 2, 2006. The Third Amendment was originally filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on June 2, 2006.

Item 9.01         Financial Statements and Exhibits.

(c)     Exhibits

Exhibit	Description
2.1
Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by this reference).

2.2
First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 16, 2006, and incorporated herein by this reference).

2.3
Second Amendment to Master Contribution Agreement, dated as of April 26, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC (filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on June 2, 2006, and incorporated herein by this reference).

2.4
Third Amendment to Master Contribution Agreement, dated as of May 30, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC (filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on May 2, 2006, and incorporated herein by this reference).

2.5
Fourth Amendment to Master Contribution Agreement, dated as of June 28, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: June 29, 2006	By:	/s/ John Mueller
John Mueller
Chief Financial Officer

Index to Exhibits

Exhibit	Description

2.1
Master Contribution Agreement, dated as of December 5, 2005, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2005, and incorporated herein by this reference).

2.2
First Amendment to Master Contribution Agreement, dated as of March 15, 2006, by and among Genius Products, Inc., The Weinstein Company LLC and The Weinstein Company Holdings LLC (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 16, 2006, and incorporated herein by this reference).

2.3
Second Amendment to Master Contribution Agreement, dated as of April 26, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC (filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on May 2, 2006, and incorporated herein by this reference).

2.4
Third Amendment to Master Contribution Agreement, dated as of May 30, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC (filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on May 2, 2006, and incorporated herein by this reference).

2.5
Fourth Amendment to Master Contribution Agreement, dated as of June 28, 2006, by and among Genius Products, Inc., The Weinstein Company LLC, The Weinstein Company Holdings LLC and The Weinstein Company Funding LLC.